SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  February 17, 1999



               Exact Name of
Commission     Registrant        State or other    IRS Employer
File           as specified      Jurisdiction of   Identification
Number         in its charter    Incorporation     Number
-----------    --------------    ---------------   --------------

1-12609        PG&E Corporation  California        94-3234914

1-2348         Pacific Gas and   California        94-0742640
               Electric Company




Pacific Gas and Electric Company        PG&E Corporation
77 Beale Street, P.O. Box 770000        One Market, Spear Tower, Suite
2400
San Francisco, California  94177        San Francisco, California 94105

          (Address of principal executive offices) (Zip Code)


Pacific Gas and Electric Company        PG&E Corporation
        (415) 973-7000                   (415) 267-7000

    (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

     Upon recommendation of the Audit Committee of the PG&E Corporation Board of Directors, on February 17, 1999, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company declined to reappoint Arthur Andersen LLP ("AA"), as the independent public accountants to examine the financial statements of PG&E Corporation, Pacific Gas and Electric Company, and their subsidiaries, for fiscal year 1999. AA's reports on the financial statements of PG&E Corporation and Pacific Gas and Electric Company for fiscal years 1998 and 1997, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During 1997 and 1998 and the subsequent interim period, there were no disagreements (as such term is defined in instruction 4 to Item 304 of Securities and Exchange Commission Regulation S-K) with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Attached hereto is a copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission indicating it agrees with the statements made in this report.

     On February 17, 1999, the Boards of Directors of PG&E
Corporation and Pacific Gas and Electric Company selected Deloitte and Touche LLP, as the independent public accountants to examine the financial statements of PG&E Corporation, Pacific Gas and Electric Company, and their subsidiaries, for fiscal year 1999.


Item 5.  Other Events

Share Repurchase Program

On February 5, 1999, PG&E Corporation entered into an accelerated share repurchase agreement with an investment institution (Seller) under which PG&E Corporation purchased 16.6 million shares of its common stock for an aggregate purchase price of approximately $502 million. The execution of this agreement follows PG&E Corporation's recent announcement to use all or a major portion of the approximately $570 million authorization remaining from the stock repurchase program previously authorized by the Board of Directors on December 17, 1997. PG&E Corporation will retain the risk of increases and the benefit of decreases in the price of the common shares purchased through a forward contract until the Seller has replaced the shares sold to PG&E Corporation through purchases on the open market or through privately negotiated transactions. PG&E Corporation may elect to settle its obligations under such arrangement with either cash or shares of its common stock.


Item 7.  Financial Statements, Pro Forma Financial Information, and
         Exhibits

Exhibit No.                        Description

   16          Letter from Arthur Andersen LLP to Securities and
               Exchange Commission

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                          PG&E CORPORATION
                                 and
                          PACIFIC GAS AND ELECTRIC COMPANY



                                CHRISTOPHER P. JOHNS
                          By ________________________________
                                  CHRISTOPHER P. JOHNS
                               Vice President and Controller
                               (PG&E Corporation)
                               Vice President and Controller
                               (Pacific Gas and Electric Company)

Dated: February 23, 1999

                            EXHIBIT INDEX



Exhibit No.                        Description

   16          Letter from Arthur Andersen LLP to Securities and
               Exchange Commission